UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025

LASER PHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41515	84-3628771
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 N. Keller Rd. Suite G Orlando, FL	32810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LASE	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement.

On August 28, 2025, the registrant, Laser Photonics Corporation (the “Company” or “Laser Photonics”), closed a convertible note financing with Hudson Global Ventures, LLC (“Hudson Global”). In connection with this financing, the Company entered into a Securities Purchase Agreement (the “SPA”) with Hudson Global requiring that the Company (i) issue 418,000 shares of its common stock as commitment shares (the “Commitment Shares”), (ii) issue a warrant (the “Warrant”) for 157,258 shares of the Company’s common stock at a conversion price of $4.34 per share subject to customary adjustments for fundamental corporate actions such as mergers, reverse splits and stock dividends, that is exercisable for five years or that the Company must earlier pay the Event of Default Black Scholes Value as that term is defined in the Warrant if the Company’s common stock is deemed “penny Stock” under SEC Rule 240.3a51-1, and (iii) issue a 12 month secured convertible promissory note in the principal amount of $455,0000 (the “Convertible Note”) bearing annual interest of 12% to be repaid through monthly amortization payments of $45,818 and that is convertible into shares of the Company’s common stock at a fixed price of $4.34 per share, subject to customary adjustments for fundamental corporate actions such as mergers, reverse splits and stock dividends, that can be prepaid within the first 60 days from August 27, 2025, without any penalty and after 60 days from August 27, 2025,at a payment of 118% of the accrued and unpaid interest and unpaid principal of the Convertible Note. Under the terms of the SPA, Hudson Global has piggyback rights for the conversion shares underlying the Warrant and the Convertible Note as well as for the Commitment Shares.

The foregoing description of the SPA, the Warrant, and the Convertible Note are qualified in their entirety by reference to the full text of those agreements, a copy of each of which is filed as Exhibit 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement dated August 27, 2025, between Hudson Global Ventures, LLC and Laser Photonics Corporation Florida, LLC
10.2	Warrant dated August 27, 2025, issued by Laser Photonics Corporation to Hudson Global Ventures, LLC
10.3	Convertible Note dated August 27, 2025, issued by Laser Photonics Corporation to Hudson Global Ventures, LLC
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 3, 2025	Laser Photonics Corporation

	By:	/s/ Wayne Tupuola
Wayne Tupuola
President and CEO

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